Exhibit 99.1

Castellum and Amplitech Group Jointly Announce Execution of Reseller Agreement

VIENNA, Va., July 08, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (the “Company” and “Castellum”) and AmpliTech Group, Inc. (Nasdaq: AMPG) (“AmpliTech”) are pleased to jointly announce that the Company’s newly formed product subsidiary, Castellum Advanced Technology Products, Inc., has entered into a reseller agreement (the “Reseller Agreement”) with AmpliTech to resell AmpliTech's products to Castellum's clients.

"We are thrilled to partner with AmpliTech and be able to resell AmpliTech's products, including their world-class low noise amplifiers," said Glen Ives, Chief Executive Officer of Castellum. "Arrangements such as this one are exactly why we recently established our new subsidiary, Castellum Advanced Technology Products, Inc., to both partner with great companies such as AmpliTech and also develop our own products internally."

"Castellum is an excellent partner for AmpliTech to be able to further penetrate the government market," said Fawad Maqbool, Chief Executive Officer and Chief Technology Officer of AmpliTech. "We believe that combining Castellum's top-quality C5ISR capabilities with AmpliTech's products is a winning combination for customers looking to deploy next-generation communications technology."

About AmpliTech Group, Inc. (Nasdaq: AMPG)

AmpliTech Group, Inc. (Nasdaq: AMPG), comprising ﬁve divisions—AmpliTech Inc., Specialty Microwave, Spectrum Semiconductors Materials, AmpliTech Group Microwave Design Center, and AmpliTech Group True G Speed Services - is a leading designer, developer, manufacturer, and distributor of cutting-edge radio frequency (RF) microwave components and ORAN 5G network solutions. Serving global markets including satellite communications, telecommunications (5G & IoT), space exploration, defense, and quantum computing, AmpliTech Group is committed to advancing technology and innovation. For more information, please visit www.amplitechgroup.com.

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Words such as “will,” “would,” “believe,” and “expects,” and similar language or phrasing are indicative of forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ (sometimes materially) from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to generate revenue from the Reseller Agreement, the Company’s ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in Item 1A. “Risk Factors” section of the Company’s recently filed Form 10-Q, Item 1A. "Risk Factors” in the Company’s most recent Form 10-K, and other filings with the Securities and Exchange Commission which can be viewed at www.sec.gov. These risks and uncertainties, or not closing the described potential equity financing in this press release, could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Castellum Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com